UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

August 6, 2013 (August 1, 2013)

NEVADA GOLD & CASINOS, INC.

(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

133 E. Warm Springs Road, Suite 102 Las Vegas, NV	89119
(Address of principal executive offices)	(Zip Code)

(702) 685-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On August 1, 2013, the Audit Committee of the Board of Directors of Nevada Gold and Casinos, Inc. (the “Company”) notified Pannell Kerr Forster of Texas (“PKF”) that PKF would be dismissed as the Company’s independent registered public accounting firm. PKF’s dismissal became effective on August 1, 2013.

During the fiscal years ended on April 30, 2013 and 2012, and the period from May 1, 2013 through August 1, 2013, the Company did not have any disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to PKF’s satisfaction, would have caused PKF to make reference to the subject matter of the disagreements in their reports on the Company’s consolidated financial statements. In addition, during such periods, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. PKF’s reports on the Company’s consolidated financial statements as of and for the fiscal years 2012 and 2013 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company’s management has authorized PKF to respond fully to any inquiries of the new independent registered public accounting firm regarding all matters.

The Company provided PKF a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that PKF furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of PKF’s letter, dated August 5, 2013 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm.

On August 6, 2013 the Audit Committee engaged Ernst & Young LLP as the Company’s new independent registered public accounting firm beginning with fiscal year 2014 and to perform procedures related to the financial statements to be included in the Company’s quarterly report on Form 10-Q, beginning with, and including, the quarter ending July 31, 2013. The engagement of Ernst & Young LLP was unanimously approved by the Board of Directors of the Company upon the recommendation of the Audit Committee.

The Company did not consult with Ernst & Young LLP during the fiscal years ended April 30, 2013 and 2012 or during any subsequent period prior to August 6, 2013, with respect to any of the matters or events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.   Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are furnished herewith:
16.1	Letter to Securities and Exchange Commission from Pannell Kerr Forster of Texas, P.C. dated August 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: August 6, 2013	By:	/s/ James J. Kohn
James J. Kohn
Executive Vice President and CFO

INDEX TO EXHIBITS

Item	Exhibit
16.1	Letter to Securities and Exchange Commission from Pannell Kerr Forster or Texas, P.C. dated August 5, 2013